                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 6, 2001

                           PILGRIM'S PRIDE CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                     1-9273                   5-1285071
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)

        110 SOUTH TEXAS STREET
           PITTSBURG, TEXAS                                    75686-0093
(Address of principal executive offices)                       (ZIP Code)

       Registrant's telephone number, including area code: (903) 855-1000

ITEM 5. OTHER EVENTS

On August 9, 2011, Pilgrim's Pride Corporation, a Delaware corporation (the "Company"), sold $200,000,000 aggregate principal amount of its 9 5/8% Notes due September 15, 2011 (the "Notes") under its registration statement on Form S-3 (No. 333-84861) (the "Registration Statement"). The Registration Statement became effective on September 1, 1999. This Current Report on Form 8-K is being filed for the purpose of filing as exhibits the Underwriting Agreement, the Indenture, the First Supplemental Indenture, the form of Note and the Opinion of Baker & McKenzie in connection with the Registration Statement and the public offering of the Notes.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

    EXHIBIT
    NUMBER                                DESCRIPTION

     1.1            Underwriting Agreement dated August 6, 2001 executed by the
                    Company

     4.1 Indenture dated as of August 9, 2001 between the Company and The Chase Manhattan Bank, as trustee

     4.2 First Supplemental Indenture dated as of August 9, 2001 between the Company and The Chase Manhattan Bank, as trustee, supplementing the Indenture dated as of August 9, 2001

     4.3            Form of Note

     5.1            Opinion of Baker & McKenzie

    99.1            Prospectus Supplement of the Company dated August 6, 2001

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          PILGRIM'S PRIDE CORPORATION


Date: August 9, 2001      By: /s/ Richard A. Cogdill
                              --------------------------------------------------
                              Richard A. Cogdill
                              Executive Vice President, Chief Financial Officer, Secretary and Treasurer

                                  EXHIBIT INDEX

    EXHIBIT
    NUMBER          DESCRIPTION
    ------          -----------

     1.1            Underwriting Agreement dated August 6, 2001 executed by the
                    Company

     4.1 Indenture dated as of August 9, 2001 between the Company and The Chase Manhattan Bank, as trustee

     4.2            First Supplemental Indenture dated as of August 9, 2001
                    between the Company and The Chase Manhattan Bank, as
                    trustee, supplementing the Indenture dated as of August 9,
                    2001

     4.3            Form of Note

     5.1            Opinion of Baker & McKenzie

    99.1            Prospectus Supplement of the Company dated August 6, 2001